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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report:  April 7, 1994
                       (Date of earliest event reported)



DELAWARE                         COMMISSION FILE:                          95-4100309
                                      1-9550


                        1200 SOUTH WALDRON ROAD, NO. 155
                          FORT SMITH, ARKANSAS  72903

                                 (501) 452-6712
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Item 5:  Other Events.

         On April 7, 1994, Beverly Enterprises, Inc., (the "Company") filed a Registration Statement on Form S-3 (No. 33-53013) relating to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to 1,000,000 shares of Common Stock of the Company to be offered by the President and fellows of Harvard College, a Massachusetts Educational Corporation.

         A consent of Ernst & Young dated April 1, 1994 was filed with the Registration Statement as EXHIBIT 23.1. It has been discovered that there was a typographical error in the EDGAR transmission of EXHIBIT 23.1. Filed herewith is a corrected EXHIBIT 23.1 which correctly reflects the originally executed Consent in the files of the Company.





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Item 7:  Financial Statements and Exhibits

         (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement (File No. 33-53013).

          Exhibit No.                          Description
          -----------                          -----------
             23.1                              Consent of Independent Auditors





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEVERLY ENTERPRISES, INC.
                                           Registrant

April 18, 1994

                                        By: /s/ SCOTT M. TABAKIN
                                            Scott Tabakin
                                            Vice President and Controller
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEVERLY ENTERPRISES, INC.
                                          Registrant

April 18, 1994

                                        By: /s/ SCOTT TABAKIN
                                            Scott Tabakin
                                            Vice President and Controller